Exhibit 99.1
 ANNUAL GENERAL MEETING  PRESENTATION  SEPTEMBER 2023  NASDAQ: CENN

 2  2  Introduction of Key Management and Auditors  Mr. Peter Wang, Executive Chairman, Managing Director and Chief Executive Officer  Mr. Edmond Cheng, Chief Financial Officer  Mr. David He, Treasurer  Mr. Tony Tsai, Secretary  Mr. Eric Wang, Wis Audit Pty Ltd

 Meeting Format

 This Presentation has been prepared by Cenntro Electric Group Limited (the “Company”) (NASDAQ: CENN) solely for informational purposes. This presentation contains forward-looking statements that reflect the Company’s intent, beliefs or current expectations about the future. These statements can be recognized by the use of words such as “expects,” “plans,” “will,” “estimates,” “projects,” “intends,” or words of similar meaning. These forward-looking statements are not guarantees of future performance and are based on a number of assumptions about the Company’s operations and other factors, many of which are beyond the Company’s control, and accordingly, actual results may differ materially from these forward-looking statements. Caution should be taken with respect to such statements, and you should not place undue reliance on any such forward looking statements. The Company or any of its affiliates, advisers or representatives has no obligation and does not undertake to revise forward-looking statements to reflect newly available information, future events or circumstances. For additional risks and uncertainties that could impact Cenntro’s forward-looking statements, please see disclosures contained in Cenntro’s public filings with the SEC, including the risks described under the heading "Risk Factors" in the Company's Annual Report on Form 10-K/A for the year ended December 31, 2022, filed with the SEC on July 6, 2023,which may be viewed at www.sec.gov.  In addition to the Company’s results determined in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), the Company use Adjusted EBITDA to evaluate ongoing operations and for internal planning and forecasting purposes. Adjusted EBITDA is a supplemental measure of the Company’s performance that is not required by, or presented in accordance with, U.S. GAAP. Management believes that non-GAAP financial information, when taken collectively, may be helpful to investors in assessing operating performance.   Adjusted EBITDA is not a measurement of our financial performance under U.S. GAAP and should not be considered as an alternative to net income or any other performance measure derived in accordance with U.S. GAAP. Management defines Adjusted EBITDA as net income (or net loss) before net interest expense, income tax expense, and depreciation and amortization, as further adjusted to exclude the impact of stock-based compensation expense and non-recurring or extraordinary expenses, losses, charges or gains. By providing this non-GAAP financial measure, together with the reconciliation, management believes we are enhancing investors’ understanding of the Company’s business and its results of operations, as well as assisting investors in evaluating how well the Company is executing its strategic initiatives. Management cautions investors that amounts presented in accordance with our definition of Adjusted EBITDA may not be comparable to similar measures disclosed by our competitors because not all companies and analysts calculate Adjusted EBITDA in the same manner. For further information regarding the Company's use of Adjusted EBITDA, please see the slide titled "Financial Summary Highlights - Non-GAAP Financial Measures."  For a reconciliation of Adjusted EBITDA to the Company’s U.S. GAAP net loss, see the slide titled “Financial Summary Highlights – Adjusted EBITDA.”  As an Australian public limited company, the Company is subject to the Australian Corporations Act 2001 (Cth) (“Corporations Act”), which requires financial statements to be prepared and audited in accordance with Australian Auditing Standards (“ASS”) and International Financial Reporting Standards (“IFRS”). The financial information in this presentation, which have been prepared and audited in accordance with U.S. GAAP (the "U.S. GAAP Results"), are not financial statements for the purposes of the Corporations Act and is considered “non-IFRS financial information” under the Australian Securities and Investment Commission’s Regulatory Guide 230: ‘Disclosing non-IFRS financial information.’ Such non-IFRS financial information may not be comparable to similarly titled information presented by other entities and should not be construed as an alternative to other financial information prepared in accordance with AAS or IFRS.  Management believes that the U.S. GAAP Results, as well as Adjusted EBITDA, a non-IFRS measure, are useful in evaluating operational performance. Management uses U.S. GAAP Results and Adjusted EBITDA to evaluate ongoing operations, for internal planning and forecasting purposes and for informing the Company’s investors based in the United States.   The Company’s U.S. GAAP Results are not a measurement of its financial performance under IFRS and should not be considered as an alternative to performance measures derived in accordance with IFRS.  By providing this non-IFRS financial information, together with the reconciliation presented in the Company’s earnings release, management believes it is enhancing investors’ understanding of the Company’s business and its results of operations, as well as assisting investors in evaluating how well the Company is executing its strategic initiatives. Management cautions investors that amounts presented in accordance with U.S. GAAP may not be comparable to similar measures presented in accordance with IFRS.   For a reconciliation of the Company’s US GAAP financial results to its IFRS financial results, please refer to the Company’s earnings release for the year ended December 31, 2022, published by the Company on June 30, 2022 and available on the Company’s investor relations website.   Disclaimer  4

 Recent Developments and Business Highlights  5  Key Accomplishments Include  Key Statistics  Commercial Vehicles Sold*  458  Net Revenue*  $8.9M  Cash on Hand**  $154.0M  Patents Granted**   247  Countries Sold or in Service**  25+  Countries Homologated**  32+  * For the full year 2022  ** As of December 31, 2022  Expanded Vehicle Direct In-Country Distribution and Go-to-Market Service Infrastructure: Beginning in 2022 the Company pivoted its go-to-market model from international channel partners to a direct in-country model including 10 Cenntro Branded EV Centers across the U.S., Poland, Germany, Italy, Spain, Morocco, Turkey and the Dominican Republic to better control both the sales process and the after-sales service support to dealers and customers.  Expanded Vehicle Assembly Capacity in the U.S., Europe and China: Herne, Germany factory began assembly of Metro and Teemak product lines. In the U.S., the Jacksonville and Howell facilities are assembling the LS400, Metro and Teemak product lines. A third U.S. facility is being added in Ontario, CA to meet market demand in California, the fastest growing EV market.   Expanded product line: Cenntro’s commercial vehicle lineup added three new vehicles providing fleets with the widest selection of ECVs, adding the Logistar 100, Logistar 200 and Logistar 260 for EMEA,  Caribbean, and Central American markets.

 Recent Developments and Business Highlights (Cont.)  6  Announced Avantier Motors Company to launch a New Vehicle Product Line: Cenntro wholly owned subsidiary, Avantier Motors Company, launched a new vehicle product line of electric micro-cars intended for urban use. The Avantier is a 3-door hatchback initially launching in Europe and Central America.  Recognized as Clean Vehicle Manufacturer: Cenntro Automotive met U.S. Internal Revenue Service requirements to qualify as a Clean Vehicle Manufacturer which will allow Cenntro vehicles to be eligible for vehicle tax credits of up to $40,000 under Internal Revenue Code (IRC) 45W.   Certification by the California Air Resources Board (CARB): The LS400 and the Metro were certified by CARB allowing the vehicles to be considered for monetary incentives including the California Hybrid and Zero-Emission Truck and Bus Voucher Incentive Project (“HVIP”).  Launched PARDYSIS Parts System: The Cloud-based PARDYSIS Parts Portal supports infrastructure goals and allows for 24-hour parts ordering for CENN dealers and fleets.

 FY2022 Financial Highlights   8  Number of Vehicles Sold  Net Revenue from Spare Parts & Other Service Sales  Net Revenue from Vehicle Sales  USD in Million  USD in Million  Units

 Financial Summary Highlights – Statements of Operations  9  Cost of Sales includes non-cash charges of inventory write-down of:  $2.2 million for 2022  $1.3 million for 2021  Operating Expenses includes:  $6.0 million of expenses related to the provision for doubtful accounts   $3.0 million of one-time expenses related to the impairment of intangible assets   Other Income/Expenses includes:  $37.8 million of expenses related to the change in fair value of convertible promissory notes and derivative liability  $5.6 million of expenses related to the convertible bond issuance cost  $11.1 million of expenses related to the impairment loss of goodwill

 10  Financial Summary Highlights – Balance Sheet As of December 31, 2022  Cash and Cash Equivalents of $154.0 million  Total Current Assets of $203.0 million  Total Current Liabilities of $70.2 million

 11  Financial Summary Highlights – Non-GAAP Financial Measures   In addition to our results determined in accordance with GAAP, we believe Adjusted EBITDA, a non-GAAP measure is useful in evaluating operational performance. We use Adjusted EBITDA to evaluate ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors in assessing operating performance.  Adjusted EBITDA is a supplemental measure of our performance that is not required by, or presented in accordance with, GAAP. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income or any other performance measure derived in accordance with GAAP. We define Adjusted EBITDA as net income (or net loss) before net interest expense, income tax expense, depreciation and amortization as further adjusted to exclude the impact of stock-based compensation expense and other non-recurring expenses including expenses related to TME Acquisition, expenses related to one-off payment inherited from the original Naked Brand Group, impairment of goodwill, convertible bond issuance fee, loss on redemption of convertible promissory notes, loss on exercise of warrants, and change in fair value of convertible promissory notes and derivative liability.  We present Adjusted EBITDA because we consider it to be an important supplemental measure of our performance and believe it is frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in our industry. Management believes that investors’ understanding of our performance is enhanced by including this non-GAAP financial measure as a reasonable basis for comparing our ongoing results of operations. Management uses Adjusted EBITDA:  as a measurement of operating performance because it assists us in comparing the operating performance of our business on a consistent basis, as it removes the impact of items not directly resulting from our core operations;  for planning purposes, including the preparation of our internal annual operating budget and financial projections;   to evaluate the performance and effectiveness of our operational strategies; and  to evaluate our capacity to expand our business.  By providing this non-GAAP financial measure, together with the reconciliation, we believe we are enhancing investors’ understanding of our business and our results of operations, as well as assisting investors in evaluating how well we are executing our strategic initiatives. We caution investors that amounts presented in accordance with our definition of Adjusted EBITDA may not be comparable to similar measures disclosed by our competitors because not all companies and analysts calculate Adjusted EBITDA in the same manner. Adjusted EBITDA has limitations as an analytical tool, and should not be considered in isolation, or as an alternative to, or a substitute for net income or other financial statement data presented in our financial statements as indicators of financial performance. Some of the limitations are:  such measures do not reflect our cash expenditures;  such measures do not reflect changes in, or cash requirements for, our working capital needs;  although depreciation and amortization are recurring, non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future and such measures do not reflect any cash requirements for such replacements; and  the exclusion of stock-based compensation expense, which has been a significant recurring expense and will continue to constitute a significant recurring expense for the foreseeable future, as equity awards are expected to continue to be an important component of our compensation strategy.  Due to these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business. We compensate for these limitations by relying primarily on our GAAP results and using these non-GAAP measures only supplementally. As noted in the table below, Adjusted EBITDA includes adjustments to exclude the impact of stock-based compensation expense and material infrequent items. It is reasonable to expect that these items will occur in future periods. However, we believe these adjustments are appropriate because the amounts recognized can vary significantly from period to period, do not directly relate to the ongoing operations of our business and may complicate comparisons of our internal operating results and operating results of other companies over time. In addition, Adjusted EBITDA may include adjustments for other items that we do not expect to regularly occur in future reporting periods. Each of the normal recurring adjustments and other adjustments described in this paragraph and in the reconciliation table help management with a measure of our core operating performance over time by removing items that are not related to day-to-day operations

 12  Financial Summary Highlights – Adjusted EBITDA

 Q&A

 Voting

 Financial and related reports are available at ir.cenntroauto.com   r.cenntroauto.com

 Resolution #1  16  Election of Mr. Jiawei Tong as Class II Director  Jiawei “Joe” Tong is the nominee for Class II Director.   Mr. Tong became a member of our Board following the closing of the Combination on December 30, 2021, and serves on each of our audit committee, compensation committee and nominating committee. Mr. Tong co-founded MeetChina, a leading B2B e-commerce website for China in 1998 and served as its Chief Executive Officer and Director from 1998 to 2003. In 2007, Mr. Tong joined Telstra Sensis as its President of China, and helped build Fang.com (NASDAQ: SFUN), a leading real-estate company website in China, and Autohome Inc. (NYSE: ATHM), a leading automotive company website. In 2016, Mr. Tong joined Ford Motor Company as its Head of Smart Mobility, China. Mr. Tong holds a bachelor’s degree in Computational Mathematics from Nanjing University, and a Master of Business Administration in Finance and Strategic Marketing from the University of Pennsylvania’s Wharton School of Business. We believe Mr. Tong is qualified to serve on our Board due to his past experience with business-to-business enterprises and in the automotive industry.  More details can be found in the Company’s Notice of Annual General Meeting

 Resolution #2  17  Election of Dr. Yi Zeng as Class II Director  Yi Zeng is the nominee for Class II Director.   Dr. Zeng became a member of our Board on September 16, 2022, and has over 30 years’ experience in the energy industry, management, marketing and research. From 2016 to 2017, Dr. Zeng served as a non-executive Director of an energy company Range Resources Pty. Ltd, a former public company that was listed on both the London and Australian Stock Exchanges. He retired thereafter to enjoy family life. From 2011 to 2016, Dr. Zeng served as an independent consultant for Kori Ltd. From 2011 to 2012, he was the managing director of Lomon Pty. Ltd. a former public company that was listed on the Australian Stock Exchange. From 2007-2009, Dr. Zeng was the Asia Pacific Regional Marketing Manager of Titanium, BHP Billiton Shanghai, a global energy and mining company. Prior to that Dr. Zeng served as a Principle and Senior Scientist at BHP Exploration & Mining Technology in Melbourne, Australia from 2000 to 2007. Dr. Yi Zeng holds a Ph.D. in Geophysics from Victoria University of Wellington, New Zealand; an MSc in Applied Geophysics Exploration from Chengdu College of Geology, China; and a BSc in Geophysical Exploration from Chengdu University of Technology, China. The Company believes Dr. Zeng’s extensive experience in management, technical, and research with global and Australian-based companies makes him well suited to serve as a member of the Board.  More details can be found in the Company’s Notice of Annual General Meeting

 Resolution #3  18  More details can be found in the Company’s Notice of Annual General Meeting  Appointment of Good Faith CPA LTD for Fiscal Year 2023  The Audit Committee of the Board has selected Good Faith CPA Limited (“Good Faith”) as our United States independent registered public accounting firm for the fiscal year ending December 31, 2023 for the purposes of preparing the Company's Annual Report on Form 10-K, which includes the Company’s annual financial statements that have been prepared and audited in accordance with U.S. GAAP, and has further directed that the Company's management submit the selection of its United States independent registered public accounting firm for ratification by the shareholders at the Annual Meeting.   Neither our Constitution nor other governing documents or law require shareholder ratification of the selection of Good Faith as our independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of Good Faith to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the audit committee will reconsider whether or not to retain Good Faith. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interests and those of our shareholders.

 Resolution #4  19  More details can be found in the Company’s Notice of Annual General Meeting  The Stock Split Proposal  The Board is asking shareholders to approve the Stock Split Proposal (which will see the Ordinary Shares on issue be consolidated on a 1 for 10 basis (“Consolidation”)) via ordinary resolution pursuant to section 254H of the Corporations Act. Assuming the Stock Split Proposal is approved, the number of Ordinary Shares on issue will be reduced from 304,449,091 to 30,444,910 (subject to rounding) with effect from December 1, 2023. Any fractional entitlements as a result of holdings of Ordinary Shares not being evenly divisible by 10 will be rounded up to the nearest whole number of Ordinary Shares.  The Board seeks your approval for Stock Split Proposal as part of the Consolidation with the intent of increasing the per Ordinary Share trading price of our Ordinary Shares, which is publicly traded and listed on the Nasdaq Capital Market under the symbol, “CENN,” in order to regain compliance with the Minimum Bid Price Requirement (as defined below) of Listed Securities Rule for continued listing. Accordingly, we believe that effecting the Consolidation would be in our and our shareholders’ best interests.

 20  An announcement of the outcome of the vote with respect to each Resolution will be:   Made and filed on Form 8-K with the U.S. Securities and Exchange Commission when the results are known;   Available on the Company’s investor relations website at ir.cenntroauto.com.  Voting Results

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